                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report July 11, 2001
                        (Date of earliest event reported)


                               VISTEON CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                                1-15827                          38-3519512
         --------                                                -------                          ----------
(State or other jurisdiction of incorporation)           (Commission File Number)       (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                           48126
------------------------------------------                                                        ---------
 (Address of principal executive offices)                                                         (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                            -------------

ITEM 5. OTHER EVENTS.

         On July 11, 2001, we issued a press release concerning the appointment of a new member to the Board of Directors and a press release concerning the appointment of an Executive Vice President. These press releases, filed as
Exhibit 99.1 and 99.2 to this Current Report on Form 8-K, are incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.             Description

99.1                    Press release dated July 11, 2001
99.2                    Press release dated July 11, 2001

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VISTEON CORPORATION




Date:  July 11, 2001                       By:  /s/ Stacy L. Fox
                                              ----------------------------------
                                               Stacy L. Fox
                                               Senior Vice President,
                                               General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.                           Description                       Page
-----------                           -----------                       ----
Exhibit 99.1                    Press Release dated
                                July 11, 2001
Exhibit 99.2                    Press Release dated
                                July 11, 2001